PHOTOMEDEX, INC.

                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


         1.  Purposes of the Plan
             --------------------

         The purposes of this 2000 Non-Employee Director Stock Option Plan (the "Plan") are to enable PhotoMedex, Inc., a Delaware corporation (the "Company") to attract, retain and motivate the directors who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between the directors and the stockholders of the Company by granting the directors options to purchase Common Stock (as defined herein). The Plan was adopted by the Board of Directors to be effective as of June 1, 2000 and approved by the stockholders on July 18, 2000.

         2.  Definitions
             -----------

         In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

         (a) "Act" means the Securities Exchange Act of 1934, as amended.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Cause" means an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

         (d) "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

         (e) "Committee" means a committee of the Board, appointed from time to time by the Board, which Committee shall be intended to consist of two or more directors who are non-employee directors, as defined in Rule 16b-3, or such other committee of the Board to which the Board has delegated its power and functions hereunder. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance with the requirements of Rule 16b-3 shall not affect the validity of the interpretations or other actions of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

         (f) "Common Stock" means the common stock of the Company, par value $0.01 per share, any common stock into which the common stock may be converted and any common stock resulting from any reclassification of the common stock.

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         (g) "Company" means Laser Photonics, Inc., a Delaware corporation, and any successor thereto.

         (h) "Disability" means a total and permanent disability, as defined in
Section 22(e)(3) of the Code.

         (i) "Eligible Director" means a director of the Company who is not then a current employee of the Company or any Related Person.

         (j) "Fair Market Value" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the closing sales price reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted, or (iii) if the Common Stock is not traded in any market, such value as may be determined by the Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules, (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party), as may be established by the Committee in its discretion; provided, however, that, where the shares are so listed or traded, the Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the shares have not been traded for 10 trading days.

         (k) "Option" means the right to purchase the number of Shares granted in the Option agreement at a prescribed purchase price according to the terms specified in the Plan.

         (l) "Participant" means an Eligible Director who is granted an Option under the Plan, which Option has not expired.

         (m) "Related Person" means, other than the Company (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code; or
(b) any corporation that is defined as a parent corporation in Section 424(e) of the Code. An entity shall be deemed a Related Person only for such periods as the requisite ownership relationship is maintained.

         (n) "Rule 16b-3" means Rule 16b-3 promulgated under Section 16(b) of the Act, as then in effect or any successor provisions.

         (o) "Securities Act" means the Securities Act of 1933, as amended.

         (p) "Share" means a share of Common Stock.

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         (q) "Termination of Directorship" with respect to an individual means that individual is no longer acting as a director (whether a non-employee director or employee director) of the Company.

         3.  Effective Date
             --------------

         The Plan shall be effective as of January 1, 2000 (the "Effective Date"), subject to its approval by the majority of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote on the Plan at a meeting of stockholders within one (1) year after the Plan is adopted by the Board, provided that the total vote cast on the Plan represents the majority in interest of all securities present, or represented, and entitled to vote on the Plan. Grants of Options under the Plan will be made on or after the Effective Date of the Plan, provided that, if the Plan is not approved by the requisite vote of stockholders, all Options which have been granted pursuant to the terms of the Plan shall be null and void. No Options may be exercised prior to the approval of the Plan by the majority of the Common Stock, as such majority is measured at the time of such approval.

         4.  Administration
             --------------

         4.1. DUTIES OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties.

         4.2. ADVISORS. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

         4.3. INDEMNIFICATION. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and Bylaws of the Company and to the extent not covered by insurance, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably

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acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's or former officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or Bylaws of the Company.

         4.4. MEETINGS OF THE COMMITTEE. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

         4.5. DETERMINATIONS. Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, directors, officers and other employees of the Company, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

         5.  Shares, Adjustments Upon Certain Events
             ---------------------------------------

         5.1. SHARES TO BE DELIVERED. Shares to be issued under the Plan shall be made available, at the sole discretion of the Board; either from authorized but unissued Shares or from issued Shares reacquired by Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option nor will any compensation be paid with regard to fractional shares.

         5.2. NUMBER OF SHARES. Subject to adjustment as provided in this
Article 5, the maximum aggregate number of Shares authorized for issuance under the Plan shall be 250,000. Where an Option is for any reason canceled, or expires or terminates unexercised, the Shares covered by such Option shall again be available for the grant of Options, within the limits provided by the preceding sentence. The certificates for Shares issued hereunder may include any legend, which the Committee deems appropriate to reflect any rights of first refusal or other restrictions on transfer hereunder or under the award agreement, or as the Committee may otherwise deem appropriate.

         5.3 ADJUSTMENT OF SHARES. In the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, consolidations, recapitalization, reorganizations or like events (as determined by the Committee), an appropriate adjustment may be made by the Committee in the number of shares reserved under the Plan, in the number of shares set forth in Section
5.2 hereof, in the number of shares and the option price per share specified in any stock option agreement. The determination of the Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Committee. The Committee shall give prompt notice to all optionees of any adjustment pursuant to this Section.

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         5.4. TERMINATION OF OPTIONS ON MERGER, REORGANIZATION OR LIQUIDATION OF
THE COMPANY. Notwithstanding anything to the contrary in this Plan, unless otherwise provided by the Committee, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Committee) or in the event of the liquidation or dissolution of the Company, all options granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such options by the continuing or surviving corporation.

         6. SECURITIES LAW REQUIREMENTS. The Company's obligation to issue shares of its Common Stock upon exercise of an option is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

         7.  Grants and Terms of Options
             ---------------------------

         7.1. GRANT. Upon the first anniversary (the "Initial Grant Date") of the later of (i) the Effective Date of the Plan and (ii) the date of the approval of the Plan by the Board, each Eligible Director shall be automatically granted an Option to purchase a number of Shares equal to the product of (i) 5,000 and (ii) the number of fiscal quarters remaining in the Company's then current fiscal year (including the quarter in which the Initial Grant Date falls), subject to the terms of the Plan. Notwithstanding anything to the contrary herein, any Eligible Director who is first elected to the Board after the Effective Date, but prior to the Initial Grant Date, shall automatically be granted, as of the effective date of his election ("First Grant Date"), an Option to purchase a number of Shares equal to the product of (i) 5,000 and (ii) the number of fiscal quarters remaining in the Company's then current fiscal year (including the quarter in which such director was elected), subject to the terms of the Plan. As of January 1 of each year following the Initial Grant Date or the First Grant Date, as the case may be, each Eligible Director shall be automatically granted an Option to purchase 20,000 Shares ("Annual Grant").

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         7.2. DATE OF GRANT. If a grant of Options is to be made on a day on which the principal national exchange or automated quotation system sponsored by the National Association of Securities Dealers with respect to which Shares are traded is not open for trading, the grant shall be made on the first day thereafter on which such exchange or system is open for trading.

         7.3. OPTION AGREEMENT. Options shall be evidenced by Option agreements in such form as the Committee shall approve from time to time.

         7.4. OPTION TERMS:

         (a) Exercise Price. The purchase price per share ("Purchase Price") deliverable upon the exercise of an Option shall be 100% of the Fair Market Value of such Share as follows:

         (i) For Options issued on the Initial Grant Date, the Fair Market Value shall be measured as of the last trading date of the fiscal quarter prior to the Initial Grant Date;

         (ii) For Options issued on the First Grant Date, the Fair Market Value shall be measured as of the First Grant Date;

         (iii) For Annual Grants of Options issued as of January 1 of any fiscal year, the Fair Market Value shall be measured as of the last trading date of the prior year;

         7.5. VESTING OF OPTIONS. Except as otherwise provided herein, Options granted to Eligible Directors shall vest and become exercisable to the extent of 5,000 Shares for each fiscal quarter in which the Eligible Director shall have served at least one day as a director of the Company.

         7.6. PROCEDURE FOR EXERCISE. A Participant electing to exercise one or more Options shall give written notice to the Company of such election and of the number of Options he has elected to exercise. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash.

         7.7. EXPIRATION. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

         8.  Effect of Termination of Directorship
             -------------------------------------

         8.1. GENERAL. Unless provided otherwise in the Option agreement, upon a Participant's Termination of Directorship for any reason except death, Disability or Cause, prior to the complete exercise of an Option (or deemed exercise thereof), then such Option shall thereafter be exercisable to the extent such Option is vested and shall remain exercisable until the earlier of
(i) the expiration of the ninety (90) day period following the Participant's Termination of Directorship or (ii) the remaining term of the Option.

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         8.2. DEATH OR DISABILITY. Unless provided otherwise in the Option agreement, upon Termination of Directorship on account of Disability or death, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, until the earlier of (i) first anniversary of the Participant's Termination of Directorship or (ii) the remaining term of the Option.

         8.3. TERMINATION BY COMPANY FOR CAUSE. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct during such directorship that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

         8.4. CANCELLATION OF OPTIONS. Options that were not exercisable during the period a Participant serves as a director shall not become exercisable upon a Termination of Directorship for any reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

         9.  Nontransferability of Options
             -----------------------------

         No Option shall be transferable by any Participant otherwise than (i) by will, other instrument of testamentary distribution, or under applicable laws of descent and distribution, or (ii) to such Participant's retirement plan or grantor trust to the extent that such transferability does not disqualify the Shares underlying such options from qualification for registration by the Company on Form S-8. Except as provided above, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that an Option that is otherwise not transferable pursuant to this Article 9 is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

         10.  Rights as a Stockholder
              -----------------------

         A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

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         11.  Securities Law Requirements
              ---------------------------

The Company's obligation to issue Shares upon exercise of an option is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

         12.  Termination, Amendment and Modification
              ---------------------------------------

         Subject to the number of Shares authorized for issuance under the Plan as provided in Section 5.2, the Plan shall continue in effect without limit unless and until the Board otherwise determines. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond such termination date. The Committee or the Board at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the Options shall conform to all applicable laws and regulations, and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, solely to the extent required by law, the Committee or the Board may not effect any amendment that would require the approval of the stockholders of the Company under applicable law or under any regulation of a principal national securities exchange or automated quotation system sponsored by the National Association of Securities Dealers unless such approval is obtained. This Plan may be amended or terminated at any time by the stockholders of the Company.

         Except as otherwise required by law, no termination, amendment or modification of this Plan may, without the consent of the Participant or the permitted transferee of his Option, alter or impair the rights and obligations arising under any then outstanding Option.

         13.  Use of Proceeds
              ---------------

         The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.

         14.  General Provisions
              ------------------

         14.1. RIGHT TO TERMINATE DIRECTORSHIP. This Plan shall not impose any obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain as a director of the Company.

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         14.2. TRUSTS, ETC. Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

         14.3. NOTICES. Any notice to the Company required by or in respect of this Plan will be addressed to the Company at Five Radnor Corporate Center, Suite 470, Radnor, Pennsylvania 19087, fax: 610-971-9303, Attention: Chief Financial Officer, or such other place of business as shall become the Company's principal executive offices from time to time. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his or her status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telecopy and deposited in the United States mail by first class delivery within one business day following dispatch by telecopy, or, in the case of notice to the Company, by facsimile as described above, or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

         14.4. SEVERABILITY OF PROVISIONS. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

         14.5. PAYMENT TO MINORS, ETC. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

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         14.6. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

         14.7 COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Options hereunder.

         14.8. CONTROLLING LAW. The Plan shall be construed and enforced according to the laws of the State of Delaware, without giving effect to rules governing the conflict of laws.

         14.9. SECTION 16(b) OF THE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

         15.  Issuance of Stock Certificates, Legends, Payment of Expenses
              ------------------------------------------------------------

         15.1. STOCK CERTIFICATES. Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

         15.2. LEGENDS. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

         15.3. PAYMENT OF EXPENSES. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

         16.  Listing of Shares and Related Matters
              -------------------------------------

         If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

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         17.  Withholding Taxes
              -----------------

         The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any federal, state or local taxes required by law to be withheld.

         Executed and dated as of the date first written above at Radnor, Pennsylvania.

                                        PHOTOMEDEX, Inc.


                                        By: /s/ Jeffrey F. O'Donnell
                                           ---------------------------------
                                              Jeffrey F. O'Donnell
                                              Chief Executive Officer